Exhibit 31(a)

I, Michael J. Spector, Chairman of the Board, President and Chief Executive Officer of Margo Caribe, Inc., certify that:

1.   I have reviewed this Form 10-Q of Margo Caribe, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) for the registrant and we have:

a) designed such disclosure controls, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and,

c) disclosed in this report any changes in the registrant's internal control over financial reporting that occurred during the registrant's first fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and,


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b) any  fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant role in the registrant's internal control over financial reporting.




Date: November 15, 2004              By: /s/ Michael J. Spector
                                         ----------------------
                                         Michael J. Spector
                                         Chief Executive Officer